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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 27, 2004

                      R.J. REYNOLDS TOBACCO HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          DELAWARE                    1-6388                  56-0950247
(State or Other Jurisdiction       (Commission              (IRS Employer
     of Incorporation)             File Number)           Identification No.)

                             401 NORTH MAIN STREET,
                            WINSTON-SALEM, NC 27102
               (Address of Principal Executive Offices)(Zip Code)

        Registrant's telephone number, including area code: 336-741-5500

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subjected to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

     On January 27, 2004, R.J. Reynolds Tobacco Holdings, Inc. issued an earnings release announcing its financial results for the fourth quarter and full year ended December 31, 2003. A copy of the earnings release is attached as Exhibit 99.1.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            R.J. REYNOLDS TOBACCO HOLDINGS, INC.


                                            By: /s/ McDara P. Folan, III
                                                --------------------------------
                                                Name:  McDara P. Folan, III
                                                Title: Vice President, Deputy
                                                       General Counsel and
                                                       Secretary

Date: January 27, 2004
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                               INDEX TO EXHIBITS

Number    Exhibit
------    -------
99.1      Earnings Release dated January 27, 2004.